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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 16, 2007
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


             MASSACHUSETTS                           04-2762050
            (State or Other                       (I.R.S. Employer
            Jurisdiction of                      Identification No.)
            Incorporation or
             Organization)


             526 Boston Post                            01778
           Road, Wayland, MA
         (Address of Principal                       (Zip Code)
           Executive Offices)

                                 (508) 358-4422
                (Registrant's Telephone No., including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On March 16, 2007, National Dentex Corporation issued a press release announcing its results of operations for the fourth fiscal quarter and fiscal year ended December 31, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under Item 2.02 of this Form 8-K, including the exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01 Financial Statements and Exhibits

        (d) Exhibits


99.1      Press release of National Dentex Corporation, dated March 16, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NATIONAL DENTEX CORPORATION
                                       (Registrant)




March 16, 2007


                                       By: /s/  Richard F. Becker, Jr.
                                           ----------------------------------
                                       Richard F. Becker, Jr.
                                       Executive Vice President and Treasurer


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                                  Exhibit Index


99.1       Press release of National Dentex Corporation, dated March 16, 2007.